UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CERTEGY INC.
(Name of Registrant as Specified In Its Charter)

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The following is a modified copy of a presentation given in connection with a conference call held on September 15, 2005 concerning Certegy Inc.’s proposed merger with Fidelity National Information Services, Inc.  The presentation was initially filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 on September 15, 2005.  The modifications to that presentation as initially filed appear on pages 12-13 and 15-16 of the following copy.

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Diversified, Complementary Business Portfolio

LTM Revenue (as of 6/30/05)
$1,542.2
(41% of Total)
$1,093.0
(29% of Total)
$1,083.0
(29% of Total)
LTM EBITDA (as of 6/30/05)
$420.2
(27.2% Margin)
$290.5
(26.6% Margin)
$243.1
(22.4% Margin)
Financial Institution Software and Services
Payment Services
Information & Outsourcing Services

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

8

certegy

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Market Leadership

Market leadership across multiple business segments

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC

FIS
FIDELITY NATIONAL INFORMATION SERVICES, INC
9
certegy

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Broad Customer Penetration with Limited Overlap

Universe of 18,700 Community Institutions
5,783
Served Only
by Certegy
683
Served
by Both
1,666
Served
Only by FIS

Combined Penetration of 43% of Market

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC
10
certegy

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Combined Global Footprint

Broad Reach in Key Geographic Regions

Canada
United States
Mexico
Jamaica
Costa Rica
Colombia
Peru
Bolivia
Chile
Argentina
Paraguay
Brazil
Suriname
Trinidad & Tobago
Aruba
Puerto Rico
Eastern Caribbean
Bermuda
Netherlands
Norway
Belgium
Denmark
Czech Republic
Finland
Poland
Slovakia
Luxembourg
United Kingdom
Ireland
France
Portugal
Spain
Italy
Israel
Cyprus
Switzerland
Egypt
Germany
Saudi Arabia
United Arab Emirates
Oman
Bahrain
Turkey
Pakistan
Romania
Ukraine
Hungary
Russia
China
India
Thailand
Singapore
Indonesia
Malaysia
Philippines
Hong Kong
Macau
Taiwan
Japan
South Korea
Guam
Australia
New Zealand
Markets Served

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

14

certegy

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Enhanced Financial Position

LTM Revenue

($ in millions)

$12,500
4,500
3,000
1,500
0
$3,679.1
$3,870.6
$1,086.4
$1,026.7
$535.9
$10,317.1
$1,372.4
NewFIS
FISV
BSG
Metavante
JKHY
FDC
TSS

LTM EBITDA

($ in millions)

$4,000
1,000
500
0
$918.9
$892.3
$205.6
$157.7
$3,123.8
$378.8
NewFIS(1)
FISV
BSG
JKHY
FDC
TSS

PF LTM Cash Net Income

($ in millions)

$2,500
450
300
150
0
$391.1
$455.1
$108.6
$78.8
$1,865.5
$179.9
NewFIS(1)
FISV
BSG
JKHY
FDC
TSS

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

17

certegy

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Sources and Uses of Funds

Pro forma for June 30, 2005

Sources Of Funds	($ in millions)	Uses Of Funds	($ in millions)
CEY Cash (6/30/05)	$101.7	Dividend to CEY Shareholders	$235.0
FIS Cash (6/30/05)[1]	50.0	Shares issued to FIS Shareholders	4,477.8
New revolver borrowings	133.4	Fees and expenses	50.0
Issuance of equity[2]	4,477.8	Excess cash	–
Total Sources	$4,762.8	Total Uses	$4,762.8

FIS» FIDELITY NATIONAL INFORMATION SERVICES, INC

18

certegy

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NewFIS Projected Balance Sheet

	Pro Forma(1) 6/30/05		Pro Forma(1) 6/30/05
ASSETS		**LIABILITIES & STOCKHOLDERS' EQUITY**	
Cash and equivalents (Incl. Restricted)	$204.9	Accounts payable and accrued expenses	$338.4
Other current assets	886.4	Other current liabilities	509.3
Total Current Assets	**$1,091.4**	**Total Current Liabilities**	**$847.8**
Property, Plant & Equipment (net)	$283.6	Total Debt	$3,015.6
Goodwill	3,420.1	Deferred Revenue	105.6
Intangible (Amortizable) Asset	1,221.4	Deferred income taxes	137.0
Computer Software	522.2	Other long-term liabilities	39.1
Deferred Contract Costs	120.8	Total Liabilities	$4,145.1
Investment in Covansys	131.0	Minority Interest	17.6
Other noncurrent assets	96.5	Stockholders' Equity	2,724.4
Total Assets	**$6,887.0**	**Total Liabilities & Stockholders' Equity**	**$6,887.0**

FIS FIDELITY NATIONAL INFORMATION SERVICES, INC

20

certegy

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Combination of Fidelity National Information Services, Inc. and Certegy, Inc.

September 15, 2005

[LOGO]	[LOGO]

Forward-Looking Disclosure

This presentation contains statements related to future events and expectations, which include statements about revenue and cost synergies and earnings accretion and, as such, constitutes forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of FIS and Certegy to be different from those expressed or implied within this presentation. FNF and Certegy expressly disclaim any duty to update or revise forward-looking statements. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the effect of governmental regulations, the economy, competition, the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so, the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries, potential overdependence on a limited number of customers due to consolidation in the banking, retail and financial services industries, failure to adapt to changes in technology or in the marketplace and other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Certegy with the Securities and ExchangeCommission.

Legal Disclosure

In connection with the proposed Merger, Certegy will file a proxy statement with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to the shareholders of Certegy. CERTEGY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Certegy by going to Certegy’s Investor Relations page on its corporate website at www.certegy.com.

Certegy, FNF, and their respective officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Certegy’s shareholders with respect to the Merger. A description of any interests that any such participant may have in the Merger will be available in the proxy statement. Information concerning FNF’s directors and executive officers is set forth in FNF’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005. These documents are available free of charge at the SEC’s web site www.sec.gov or by going to FNF’s Investor Relations page on its corporate website at www.fnf.com.

Introduction

•      Fidelity National Information Services (“FIS”) and Certegy (“CEY”) have entered into a merger agreement

•      Tax-free, stock for stock merger, under which each share of FIS common stock will be exchanged for 0.6396 shares of CEY common stock

•      Current FIS shareholders will own approximately 67.5% of the combined entity with CEY shareholders owning approximately 32.5%

•      CEY will also pay a $3.75 special cash dividend to its shareholders prior to closing

•      FIS is a leading provider of core financial institution (“FI”) processing, mortgage loan processing and related information products and outsourcing services to financial institutions, mortgage lenders and real estate professionals

•      CEY is a leading provider of card issuer services to financial institutions, principally Community Banks (“CBs”) and Credit Unions (“CUs”), and risk management solutions

•      The combined company, to be called Fidelity National Information Services, or FIS (“NewFIS”), will be uniquely positioned to offer a broad suite of data processing, paymentand risk management services to financial institutions and retailers

•      Summary pro forma financial implications are compelling

•      Approaching $4 billion in combined revenue

•      Approaching $1 billion in combined EBITDA

•      Strong organic growth track record and future potential

•      Significant and unique revenue synergies

•      $50 million in expected cost synergies

•      Accretive to Cash Earnings(1)

•      De-leveraging impact on NewFIS

•      Combined Senior Management Team

•      Chairman of the Board—FNF Chairman and CEO Bill Foley

•      Chief Executive Officer—CEY Chairman and CEO Lee Kennedy

•      Executive Vice President & CFO—FNF CFO Al Stinson

•      Senior Business Group Management—Combined senior leadership from FIS and CEY

(1) Cash EPS defined as GAAP net income plus tax affected purchase intangible amortization.

Transaction Summary

Transaction Summary:	•	FIS and CEY will merge in a stock-for-stock transaction whereby CEY will exchange 0.6396 shares of CEY common stock for each FIS share outstanding
	•	CEY will also pay a $3.75 special cash dividend to CEY shareholders immediately prior to closing, totaling approximately $235 million.
	•	In total, CEY will issue 132 million fully diluted shares to the shareholders of FIS
	•	At closing, CEY will have approximately 196 million fully diluted shares outstanding
	•	FIS shareholders will own approximately 67.5% of the pro forma fully diluted outstanding shares
	•	Combined company will be renamed Fidelity National Information Services, Inc. and CEY’s NYSE ticker will be changed to ‘FIS’

Structure:	•	Merger which is expected to qualify as a tax-free reorganization
	•	FIS will be the surviving entity for accounting purposes

Shareholder vote:	•	Shareholder vote required by CEY

Break-up Fee:	•	$65.0 million and up to $10 million in expense reimbursement

Closing Date:	•	Expected to close during the fourth quarter of 2005

Governance:	•	4 Directors from FIS, 4 Directors from CEY, 1 from Thomas H. Lee Partners and 1 from Texas Pacific Group

Strategic Rationale

•      Combination creates one of the largest financial institution technology processing and services companies in the world

•      Significant strategic and financial benefits for FIS and CEY shareholders

•      Nearly $4 billion of diversified, run-rate revenue and $1 billion of run-rate EBITDA from market leading businesses

•      Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•      Core bank processing for large banks, community banks, credit unions and other financial institutions

•      Mortgage loan and consumer loan processing

•      Card issuer services

•      Risk management solutions

•      Information products and outsourcing services for financial institutions, mortgage lenders and real estate professionals

•      Significant revenue and cost synergy opportunities

•      Revenue is recurring in nature, with the majority under long-term, multi-year contracts

Synergies—Integration Plan

FIS has an outstanding track record of achieving all anticipated transaction synergies well ahead of schedule

Recent FIS Acquisition History	($ in millions)

Target	Sources	Revenue Base	Anticipated Goal	Achieved Synergies	Over- Achieved

Aurum	Personnel, Vendor Management, Facilities	$200	$25	$34	36%

Sanchez	Personnel, Corporate Overhead, Public Company Costs	100	10	11	10%

InterCept	Personnel, Vendor Management, Corporate Overhead, Public Company Costs, Item Processing, Facilities	200	25	35	40%

•      We anticipate cost synergies of at least $50 million

Diversified, Complementary Business Portfolio

•      Leading financial institution transaction processing, payment processing and information and outsourcing services provider

LTM Revenue (as of 6/30/05)	LTM EBITDA (as of 6/30/05)

[CHART]	[CHART]

•      PF LTM Cash EPS of $2.00(1), representing 16.2% accretion per CEY share

•      PF LTM GAAP EPS of $1.64

(1) Combined company LTM tax adjusted purchase amortization of $72.1million.

Market Leadership

Market leadership across multiple business segments

[LOGO]

	Financial Institution Software and Services	Payment Services	Information & Outsourcing Services

Market Position:

• Large Financial Institutions	#1	—	#1/#2

• CBs/CUs	#2	#1	#1/#2

• Mortgage	#1	—	#1/#2

• Retail (Risk Management)	—	#1	—

LTM Revenue	$1,542.2	$1,083.0	$1,093.0

Key Product Offerings:	Core FI Account Processing	Card Issuer Services	Default Management

	Loan Processing Services	Check & Risk Management Services	Valuation & Settlement

Broad Customer Penetration with Limited Overlap

Substantial cross selling opportunity for best–in-class products and services

Universe of 18,700 Community Institutions

[CHART]

Combined Penetration of 43% of Market

Growth Opportunities through Cross Selling

Complementary Products, Services and Customers

	Large Banks	CB’s/CU’s	Mortgage/Real Estate Sector	Retailers

Core FI Processing		^

Mortgage Loan Processing		^

Card Issuer Services	^	^

Check and Risk Management Services	^	^	^	^

Information & Outsourcing Services		^

International	^	^	^	^

^  Cross-selling Opportunities

Enhanced Domestic Competitive Position

NewFIS will offer the widest suite of products of any of its competitors

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing	*	*	**	***	***

Card Transaction Services	*	**	***	*	*

Full Service Card Services	*	***	***	***	***

Mortgage Processing	*	**	***	***	***

Lender Services	*	**	***	***	***

POS Services

• Card Processing	**	**	**	*	**

• Check Risk Management	*	***	***	*	***

Internet Banking/ Bill Pay	**	**	**	**	***

*              Leadership

**           Presence

***         Not Served

Stronger International Presence

Superior ability to leverage international growth opportunities.

	NewFIS	FISV	JKHY	FDC	TSYS

Core Processing	**	**	***	***	***

Card Transaction Services	**	***	***	**	**

Full Service Card Services	**	***	***	***	***

POS Services

• Card Processing	**	***	***	**	***

• Check Risk Management	**	***	***	***	***

*              Leadership

**           Presence

***         Not Served

Combined Global Footprint

Broad Reach in Key Geographic Regions

[GRAPHIC]

Financial Highlights—LTM

	FIS	CEY	Synergies	NewFIS(1)
PF EBITDA	$625.8	$243.1	$50.0	$918.9
% of NewFIS total	68.1%	26.5%	5.4%	100.0%
PF Net Income	$181.7	$106.1	$31.3 (2)	$319.1
% of NewFIS total	56.9%	33.2%	9.8%	100.0%
Purchase Amortization(3)	69.4	2.7		72.1
PF Cash Net Income	$251.1	$108.8	$31.3 (2)	$391.1
% of NewFIS total	64.2%	27.8%	8.0%	100.0%
Shares Outstanding(4)	132.2	63.4		195.7
PF Cash EPS	$1.90	$1.72		$2.00
Accretion/(Dilution)				16.2%

Contribution Analysis—LTM (Excludes Synergies)

[CHART]	[CHART]	[CHART]	[CHART]

Revenue	EBITDA	EBIT	Cash Net Income

(1)   NewFIS excludes purchase accounting impact of merger.

(2)   Tax adjusted.

(3)   Tax adjusted purchase amortization from prior acquisitions.

(4)   Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

Financial Highlights—1H 2005

	FIS	CEY	Synergies	NewFIS(1)
PF Revenue	$1,358.1	$538.5	—	$1,896.6
% of NewFIS total	71.6%	28.4%	—	100.0%
PF EBITDA	$357.5	$105.8	$25.0	$488.3
% of NewFIS total	73.2%	21.7%	5.1%	100.0%
PF Net Income	$94.3	$46.5	$15.6 (2)	$156.4
% of NewFIS total	60.3%	29.8%	10.0%	100.0%
Purchase Amortization(3)	36.7	1.3		38.0
PF Cash Net Income	$131.0	$47.9	$15.6 (2)	$194.5
% of NewFIS total	67.3%	24.6%	8.0%	100.0%
Shares Outstanding(4)	132.2	63.4		195.7
PF Cash EPS	$0.99	$0.76		$0.99

(1)   NewFIS excludes purchase accounting impact of merger.

(2)   Tax adjusted.

(3)   Tax adjusted purchase amortization from prior acquisitions.

(4)   Converted to NewFIS shares on a fully diluted basis to make pro forma cash EPS statistic comparable.

Enhanced Financial Position

LTM Revenue	($ in millions)

[CHART]

LTM EBITDA	($ in millions)

[CHART]

PF LTM Cash Net Income	($ in millions)

[CHART]

(1)   Includes impact of $50 million of synergies and excludes purchase amortization impact of merger.

Sources and Uses of Funds

Pro forma for June 30, 2005

Sources Of Funds	($ in millions)

CEY Cash (6/30/05)	$101.7

FIS Cash (6/30/05)(1)	50.0

New revolver borrowings	133.4

Issuance of equity(2)	4,477.8

Total Sources	$4,762.8

Uses Of Funds	($ in millions)

Dividend to CEY Shareholders	$235.0

Shares issued to FIS Shareholders	4,477.8

Fees and expenses	50.0

Excess cash	—

Total Uses	$4,762.8

(1)   FIS assumed to use $50.0 million of its 6/30/05 cash balance to pay transaction costs.

(2)   Represents issuance of 132.2 million fully diluted Certegy shares (at market price of $33.86 as of 9/13/05) to FIS shareholders, per exchange ratio of 0.6396x.

FIS Capitalization

NewFIS will have significantly less leverage and greater balance sheet strength.

Pro Forma Capitalization (6/30/05)

	FIS		CEY		Transaction Adjustments(1)	NewFIS
Cash	$254.9		$101.7		$(151.7)	$204.9
Revolver					$133.4	$133.4
Existing Debt	$2,656.2		$226.0			2,882.3
Total Debt	$2,656.2		$226.0		$133.4	$3,015.6

Minority Interest	17.6					17.6
Shareholders’ Equity	579.9		387.7		$1,756.7	2,724.4
Total Capitalization	$3,253.7		$613.7			$5,757.6
Total Debt/Total Cap	81.6%		36.8%			52.4%
Net Debt/LTM EBITDA	3.6	x	0.5	x		3.1	x
Net Debt/LTM EBITDA w/Synergies						2.9
LTM EBITDA/Interest Expense	4.2		21.5			5.1

(1)   FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

NewFIS Projected Balance Sheet

Pro Forma(1) 6/30/05
ASSETS
Cash and equivalents (Incl. Restricted)	$204.9
Other current assets	886.4
Total Current Assets	$1,091.4
Property, Plant & Equipment (net)	$283.6
Goodwill	3,420.1
Intangible (Amortizable) Asset	1,221.4
Computer Software	522.2
Deferred Contract Costs	120.8
Investment in Covansys	131.0
Other noncurrent assets	96.5
Total Assets	$6,887.0

Pro Forma(1) 6/30/05
LIABILITIES & STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$338.4
Other current liabilities	509.3
Total Current Liabilities	$847.8
Total Debt	$3,015.6
Deferred Revenue	105.6
Deferred income taxes	137.0
Other long-term liabilities	39.1
Total Liabilities	$4,145.1
Minority Interest	17.6
Stockholders’ Equity	2,724.4
Total Liabilities & Stockholders’ Equity	$6,887.0

(1)   FIS will be deemed to be the acquirer for purchase accounting purposes; adjustments also include impact of $3.75 special cash dividend to CEY shareholders.

Summary

•      Combination creates one of the largest financial institution technology processing and services companies in the world

•      Nearly $4 billion of diversified revenue and $1 billion of EBITDA from market leading businesses

•      Broad, complementary range of unique products and services will enhance each company’s respective growth rate

•      Significant revenue and cost synergy opportunities

•      Revenue is recurring in nature, with the majority under long-term, multi-year contracts

The following are questions and answers provided to Certegy Inc.’s employees concerning Certegy’s proposed merger with Fidelity National Information Services, Inc.

Certegy Employee

Questions On

Benefits

Q- If I have Certegy stock in my 401(k) plan account, will the $3.75 cash dividend be deposited into my 401(k) account or mailed to me directly?

A-  The Certegy stock fund in the 401(k) plan is a unitized stock fund.  The special $3.75 cash dividend will be paid to the Certegy stock fund and reinvested in Certegy stock based upon the rules of the Certegy stock fund.  Each 401(k) plan participant that has a portion of his or her account invested in the Certegy stock fund will receive additional units in the fund as a result of the special dividend.

Q - Will I still be able to participate in Certegy’s 401(k) plan after the merger?  What if I have an outstanding loan?  How is the Fidelity plan different from the Certegy plan?

A-Yes, you may continue to participate in the Certegy 401(k) plan after the merger.  If you have an outstanding loan, you will need to continue to make loan payments as you do today.  Sometime in 2006, Certegy and FIS will consider combining each company’s 401(k) plan into a single 401(k) plan.  One of the main differences between the Certegy 401(k) plan and the FIS 401(k) plan is that currently the FIS 401(k) plan matches 50% of the first 6% of employee contributions while the Certegy plan matches 100% of the first 2% of contributions.

Q- Does Fidelity National Information Services have a defined-benefit plan and, if so, what are the details?

A- FIS does not maintain an active defined benefit plan for its U.S. employees.

Q- Will the Certegy pension plan remain in effect after the merger?

A-As with any merger, we will compare all employee benefit plans during the integration phase.  Our intent is to offer the best retirement options possible to our employees.  No specific decision has been made with respect to any changes to the pension plan.

Q-I plan on retiring soon.  When a Certegy employee retires, does Certegy set up an annuity for the employee with a 3rd party to pay the pension benefit or does Certegy expense the pension payout each year?

A- The Certegy pension plan is subject to special Internal Revenue Service and Department of Labor rules that protect participant’s rights and benefits in the pension plan.  All funds contributed by Certegy to the pension plan are held by a third-party trustee in a separate trust.  Once a Certegy employee retires and is eligible to receive a pension benefit, the trustee pays the pension benefits to the retiree.

1

Q-I plan on retiring in early 2006.  How will the merger affect my pension plan benefit?

A- The Certegy pension plan is subject to special Internal Revenue Service and Department of Labor rules that protect participant’s rights and benefits in the pension plan.  Generally, all accrued benefits under the pension plan must be maintained and may not be taken away from participants.  We review our benefit plans regularly to determine if changes are advisable.  As part of the merger process, we will also be reviewing our benefit plans to determine how and when to best integrate the benefit plans of both Certegy and FIS.  If we decide to make any material changes to the pension plan, you will be provided notice of such changes.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

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Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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Certegy Employee

Frequently Asked Questions (FAQ)

Q- Who is Fidelity National Information Services?   Is it the mutual fund company?

A- Fidelity National Information Services, Inc. (FIS) is a majority-owned subsidiary of Fidelity National Financial Inc.  (FNF).   FNF is traded on the New York Stock Exchange just like Certegy, although FNF is much larger.  FNF ranked #261 on the Fortune 500 list last year and had revenue of over $8 billion.  The FIS division of FNF is a leading provider of processing and outsourcing services to financial institutions.  FIS software processes nearly 50% of all US residential mortgages.  FIS also has processing and technology relationships with 45 of the top 50 US banks.  FIS and FNF are not related at all to the mutual fund company called “Fidelity”.

Q-Why is Certegy merging with Fidelity National Information Services?

A- Even though Fidelity National Information Services, Inc. (FIS) is a division of FNF, it is a major company in its own right, with approximately $3 billion in revenue.  It is 3 times the size of Certegy, which currently has slightly over $1 billion in revenue.  By merging with a company of this size, Certegy will be in a great position to grow and offer our customers a wider variety of services.   The two groups have complementary businesses and there are significant opportunities to cross-sell services to both customer bases.  This combination creates one of the largest financial institution technology processing and services companies in the world.

Q- Is there a date the company has targeted to complete the merger?

A- We are targeting the completion of the merger by year-end 2005. However as with all business plans the date could change based on the speed with which we obtain the requisite regulatory and shareholder approval.

Q- Who will manage the new company?

A – Lee Kennedy, our current CEO will be the Chief Executive Officer of the new organization.  William P. Foley, the current FNF Chairman & CEO will be the Chairman of the Board for the new organization.  Al Stinson, FNF’s current CFO, will be the new Executive Vice President.  No other appointments have been announced yet.  As they are announced, we will notify you.

Q-What effect will the merger have on my job?

A-The merger should not impact most jobs at Certegy. Certegy and FIS do not directly compete today but instead operate businesses that are complementary.   Because the

businesses are different in nature and there is no current intent to discontinue any line of business, there should be little overlap in job responsibilities.

There may be some corporate-level jobs that will be duplicative and this will be reviewed in due course as the merger integration approaches. At present, no decisions have been made to eliminate any jobs.  As we move forward, we will be establishing an integration team that will look for synergies between the two companies.

Q - Will my title or grade level change?

A- Aside from a few job-related promotions, no changes should occur in 2005 and at this time we do not anticipate any changes in 2006 either.   However, as in all business environments, the company will continue to review its employment practices to insure it is competitive in the marketplace.   If any changes are to be made, you will be provided with information as far in advance of the change as possible.

Q-Will my compensation be impacted?

A- Aside from ongoing merit increases as a result of an annual review, no changes are anticipated to occur in 2005.  At this time we do not anticipate any negative changes in 2006 either.   However, as in all business environments, the company will continue to review its employment practices to insure it is competitive in the marketplace.   If any changes are to be made, you will be provided with information as far in advance of the change as possible.

Q-Will I get credit for my Certegy service with the new company?

A- Yes

Q-Will the organizational structures change?

A- Aside from the few positions already announced (see above), a new organization structure has not yet been finalized.  When one is decided upon and announced, we will notify you.

Q-Will I still have the same supervisor I report to now?

A – With a few possible exceptions at senior levels of management, the vast majority of Certegy’s employees will continue to report to the same boss you report to today.  For a few individuals, there may be changes as we move forward; however, nothing has been determined to date.

Q-What if any impact will there be to Certegy’s retirement (pension) plan?

A-As with any merger we will compare all employee benefit plans during the integration phase.  Our intent is to offer the best retirement options possible to our employees, but no specific decision have been made with respect to the pension plan.

Q -Where will corporate headquarters be located and who will be moving there?

A - Jacksonville, FL.  At present, only a few senior executives will be relocating to Jacksonville.

Q - If I am interested in job openings at Fidelity National Information Services will I be able to apply and if yes within what time frame?

A-There will be no legal integration of job openings with the new company prior to the closing of the merger transaction.  Once the merger is complete, we will integrate the job posting process.

Q - Will Certegy associates that fall under the annual bonus plan still get a payout for 2005 performance? If so when will the payout occur and at what percentage?

A-Yes.  The payout will occur no later than the date it is normally paid out. You will receive at least the same amount of payout as you would have if the merger had not occurred.

Q - How many employees will the new organization have?

A- The new organization will have about 19,000 employees, with approximately 17,000 based in the US.  This is significantly greater than Certegy’s current employee population of 5,500 (3,300 in the US).

Q - What effect will the merger have on my Certegy benefits such as medical, vision, life, dental etc.?

A-There will be no changes to your benefits for 2005.   In a few weeks, we will be going through the annual enrollment process for 2006 benefits, as previously scheduled.  There will minor changes to Certegy’s medical benefits that will be communicated during open enrollment and most employees will not see any increase in their medical benefits cost.

After a comparison of all benefits between both companies is complete, additional changes may occur in mid-to-late 2006.  When and if such a decision is made, we will communicate the appropriate information about any changes.

Q - Will I still be able to participate in Certegy’s 401K plan?  What if I have an outstanding loan?  How is the Fidelity plan different from the Certegy plan?

A-Yes, you may continue to participate in the Certegy 401K plan.  You will need to continue to pay off any outstanding loans as you do today.  Sometime in 2006, Certegy and FIS will look at moving to a single 401K plan.  Currently the FIS 401K plan matches 50% of the first 6% of employee contributions while the Certegy plan matches 100% of the first 2% of contributions.

Q - Can I still be a member of the Chartway Credit Union?

A-Yes.

Q - Will my vacation plans through the end of the year be impacted?

A- For the great majority of employees, we do not anticipate any changes with scheduled vacation plans.

Q-Will our company still have the name Certegy?

A-No, the new name will be Fidelity National Information Services and it will trade on the New York Stock Exchange under the ticker symbol “FIS”.  The companies jointly decided that Fidelity had much more name recognition with major customers and the general public than Certegy did.  Fidelity has been in existence for a long time and Certegy has only existed for four years.

Q - What if I am currently participating in the tuition reimbursement program?  Will I still get reimbursed?

A-Yes we will continue to reimburse associates until such time that changes (if any) are made to the plan.

Q - What effect will the merger have on our facilities through out the U.S.?

A- We have not yet begun to look at integrating specific facilities.  We do know that both companies have operations in some cities and over time it may make sense to integrate those facilities.  However, at present, no significant analysis has been done in this regard.  When and if any decisions are made to integrate facilities, we will let you know.

Q - If I am offered a different position after the merger and do not want to accept it, will Certegy provide severance pay? If so, under what plan?

A-Yes, if you qualify for severance under Certegy’s existing plan.  The severance   will be paid out according to Certegy’s existing plan.

Q-If I have business plans to travel through the rest of the year should I cancel them?

A-No.  You should continue business as usual unless you are told otherwise by your   manager.

Q - What, if any, effect will the merger have on stock options?

A- All stock options will vest since Certegy Inc. effectively will experience a “change in control”.  All stock options will be adjusted to reflect the payment of a special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Additional information on this topic will be sent to all stock option holders.

Q - What will happen to those Certegy employees out on Family Medical Leave, Short Term Disability, Long Term Disability, and Workman’s Compensation?

A-There will be no impact to those employees out on leave at this time.

Q - Will I still receive an annual merit / performance review if due by year end?

A-Yes.

Q - When can I expect more information regarding the merger?

A- As soon as meetings with our key customers and shareholders are completed, our senior managers will be hosting employee conference calls to tell you more about the merger.  We believe these will occur in the middle of next week and we will let you know the exact date and times as soon as possible. Beginning this week, we will be publishing a weekly communication to all employees about the merger transaction.  This will be circulated via email and posted on the Certegy intranet site.  Hard copies will also be available for those who do not have access to email.

Q- How soon can I contact my counterpart at Fidelity to discuss potential integration issues?

A-  Since the merger has not yet occurred, we request that you not contact anyone at Fidelity at this time.  Once we are ready to begin integration communications, we will let you know.

Q- What should I do if I am contacted by a member of the media or a stockholder?

A-  No employee should speak to a member of the media or an investor.  All media inquiries should be directed to Mary Waggoner in Investor Relations at 678-867-8004.

Q - Who should I contact if I have questions?

A-We have established a special e-mail address for you to send in your questions related to the merger.  Please forward any questions to:  employeequestions@certegy.com.   As we receive questions, we will answer them and post the answers on the intranet and in the weekly merger communication.  Please also feel free to direct questions to your manager and/or HR representative.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

Certegy Employee

Questions On

Compensation

Q- What will happen to stock options when the merger takes place?  Will the CEY stock be replaced by FIS stock?

All outstanding Certegy stock options will vest upon completion of the merger.  The options will continue to be options to purchase Certegy stock; however, Certegy’s name will be changed to Fidelity National Information Services, Inc.  All stock options will be adjusted to reflect the payment of the special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Additional information on this adjustment will be sent to all stock option holders.

Q-How will outstanding stock options be impacted by the special dividend of $3.75?

A- All stock options will be adjusted to reflect the payment of the special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Generally, the options are adjusted in an equitable manner than maintains the value of the options at the time of payment of the dividend.  Additional information on this topic will be sent to all stock option holders.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and

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other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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Certegy Employee

Questions On

Stock Plan

Q- What will happen to stock options when the merger takes place?  Will the CEY stock be replaced by FIS stock?

All outstanding Certegy stock options will vest upon completion of the merger.  The options will continue to be options to purchase Certegy stock; however, Certegy’s name will be changed to Fidelity National Information Services, Inc.  All stock options will be adjusted to reflect the payment of the special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Additional information on this adjustment will be sent to all stock option holders.

Q-How will outstanding stock options be impacted by the special dividend of $3.75?

A- All stock options will be adjusted to reflect the payment of the special dividend of $3.75 per share that will be paid to Certegy’s shareholders in this transaction.  Generally, the options are adjusted in an equitable manner than maintains the value of the options at the time of payment of the dividend.  Additional information on this topic will be sent to all stock option holders.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting

1

proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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Certegy Employee

Questions On

Integration

Q-What effect will the merger have on my job?

A-The merger should not impact most jobs at Certegy. Certegy and FIS do not directly compete today but instead operate businesses that are complementary.   Because the businesses are different in nature and there is no current intent to discontinue any line of business, there should be little overlap in job responsibilities.

There may be some corporate-level jobs that will be duplicative and this will be reviewed in due course as the merger integration approaches. At present, no decisions have been made to eliminate any jobs.  As we move forward, we will be establishing an integration team that will look for synergies between the two companies.

Q- How soon can I contact my counterpart at Fidelity to discuss potential  integration issues?

A- Since the merger has not yet occurred, we request that you not contact anyone at Fidelity at this time.  Once we are ready to begin integration communications, we will let you know.

Q- What is the high-level timeline for the merger? I’m interested in the milestones: voting deadline, expected merger completion and when we will know for sure that the merger will definitely happen.

A-We are working on a definitive timeline and will provide you with additional details once we have them.  At present, the only milestone is that we are targeting to complete the merger by the end of 2005.  However, even this date could change based on the speed with which we obtain the requisite regulatory and shareholder approvals.

Q- Can we have access to the existing FIS branding policy and procedures?

A- At this early stage of the process, we do not yet have information on FIS branding policy and procedures.  Once we finalize the integration teams, this will be one of the items the team will pull together.  You should check with your integration team leader in a few weeks once the integration teams are announced.

Q-Will our global technology strategies change?

A- This is a great question and something that we will evaluate once we know more about Fidelity’s strategies.

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Q-Will we continue using the Lotus Notes client?

A- Once we determine what systems are utilized, such as Lotus Notes, we will establish what systems would be integrated. This process will be completed at a later date.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and

2

other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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Certegy Employee

Questions On

Facilities

Q- I would like to know what this means for the St. Pete office on Roosevelt?  Does this mean this office will be closing and moving to Jacksonville as well with the Corporate Office?

A- At this time, we do not anticipate closing the St. Pete Roosevelt office.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

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Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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Certegy Employee Policy

Questions

Q-If I am interested in job openings at Fidelity National Information Services will I be able to apply and if yes within what time frame?

A-There will be no legal integration of job openings with the new company prior to the closing of the merger transaction.  Once the merger is complete, we will integrate the job posting process.

Q-Do we have guidelines for talking to external people that we communicate with (such as national associations - PMI, ASTD, call center associations)?

A-          Yes. Your business unit head should provide those details to you on how to communicate with vendors, etc. Please get with your senior management team.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement once available, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy, Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger will be available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to

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Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this release contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the Merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.

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